                                                                      EXHIBIT 32

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Communications & Power Industries Holding Corporation (the "Company") on Form 10-K for the period ending October 3, 2003 as filed with the Securities Exchange Commission on the date hereof (the "Report"), I, O. Joe Caldarelli, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ O. Joe Caldarelli

O. Joe Caldarelli
Chief Executive Officer
December 30, 2003

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Communications & Power Industries Holding Corporation (the "Company") on Form 10-K for the period ending October 3, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joel Littman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joel Littman

Joel Littman
Chief Financial Officer
Dcemeber 30, 2003

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                    SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Communications & Power Industries, Inc. (the "Company") on Form 10-K for the period ending October 3, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, O. Joe Caldarelli, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ O. Joe Caldarelli

O. Joe Caldarelli
Chief Executive Officer
December 30, 2003

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                    SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Communications & Power Industries, Inc. (the "Company") on Form 10-K for the period ending October 3, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joel Littman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joel Littman

Joel Littman
Chief Financial Officer
December 30, 2003